Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Plastic2Oil Inc. for the quarter ended June 30, 2014, I, Rahoul S. Banerjea, Chief Financial Officer of Plastic2Oil Inc., hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended June 30, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2014, fairly presents, in all material respects, the financial condition and results of operations of JBI Inc.

Date: August 14, 2014	By:	/s/ Rahoul S Banerjea
Rahoul S Banerjea
Chief Financial Officer